UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2019

WATER NOW, INC.

(Exact name of registrant as specified in its charter)

Texas	000-55825	81-1419236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2840 Bryan Avenue Fort Worth Texas	76104
(Address of principal executive offices)	(Zip Code)

(817) 900-9184

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events.

On February 21, 2019 Water Now, Inc. issued a press release, a copy of which is attached as an exhibit to this report.

Item 9.01	Financial Statement and Exhibits.

(d)       Exhibits.

                    Exhibit No. Description

99.1       Press release dated February 21, 2019

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Water Now, Inc.

	By:	/s/ David King
David King,
Chief Executive Officer
Date: February 21, 2019

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EXHIBIT INDEX

Exhibit No. Description

99.1 Press release dated February 21, 2019 (filed herewith).